UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 26, 2007
                                                        ------------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                  0-12781                   56-1001967
-----------------------------   ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
              -----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
              -----------------------------------------------------
              (Registrant's Telephone Number, including area code)

                                 Not Applicable
              -----------------------------------------------------
              (Former Name or Address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   CULP, INC.

                                      Index


                                                                            Page
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Item 4.01 - Changes in Registrant's Certifying Accountant                    3

Signatures                                                                   4


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

Item 4.01. Changes in Registrant's Certifying Accountant

On September 26, 2007, the Registrant engaged Grant Thornton LLP as the new independent accountant of Registrant. The engagement was approved by the Audit Committee of the Board of Directors of the Registrant.

During the years ended April 29, 2007 and April 30, 2006, and through September 26, 2007, Registrant has not consulted with Grant Thornton LLP regarding any of the matters or reportable events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2007

                                         CULP, INC.


                                         By: /s/ Kenneth R. Bowling
                                             Name: Kenneth R. Bowling
                                             Title: VP & Chief Financial Officer


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